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                                                                    EXHIBIT 10.2


                SUMMARY OF THE AWARD LEVELS AND PERFORMANCE GOALS
                       UNDER THE MANAGEMENT INCENTIVE PLAN
                        FOR THE NAMED EXECUTIVE OFFICERS
                  OF REINSURANCE GROUP OF AMERICA, INCORPORATED



                                                                        INCENTIVE AWARD AS A
            NAME AND TITLE OF EXECUTIVE OFFICER                     PERCENTAGE OF BASE SALARY(1)
---------------------------------------------------------         --------------------------------
A. Greig Woodring                                                             0 - 140%
     President and Chief Executive Officer
David B. Atkinson                                                             0 - 120%
     Executive Vice President and Chief Operating Officer
Jack B. Lay                                                                   0 - 120%
     Executive Vice President and Chief Financial Officer
Paul A. Shuster                                                               0 - 120%
     Executive Vice President, U.S. Operations
Graham Watson                                                                 0 - 130%
     Executive Vice President, International

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(1)  Effective as of January 1, 2005, results for Reinsurance Group of America,
     Incorporated (the "Company") under the RGA Reinsurance Management Incentive Plan, as amended and restated effective January 1, 2003 (the "MIP"), will be measured primarily on annual operating earnings (net income from continuing operations less realized capital gains and losses and certain other non-operating items) per share and, secondarily, on annual consolidated revenues. The MIP award for certain participants may be measured in part or in whole on divisional results, which will be based on the division's revenues and operating earnings.